UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 27, 2020

NXP Semiconductors N.V.
(Exact name of Registrant as specified in charter)

Netherlands	001-34841	98-1144352
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

60 High Tech Campus
Eindhoven
Netherlands	5656 AG
(Address of principal executive offices)	(Zip code)

+31	40	2729999
(Registrant’s telephone number, including area code)

NA
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Number of each exchange on which registered
Common shares, EUR 0.20 par value	NXPI	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933
(§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).
                  Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act   ☐

Item 2.02 Results of Operations and Financial Condition.

On July 27, 2020, NXP Semiconductors N.V. ("NXP") issued a press release regarding NXP’s financial results for its second quarter 2020. A copy of the press release is attached as Exhibit 99.1.

The information contained in this Current Report, including the attached exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release dated July 27, 2020 entitled: "NXP Semiconductors Reports Second Quarter 2020 Results".
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: 28 July 2020

NXP Semiconductors N.V.

/s/ P. Kelly
Name: P. Kelly, CFO

NXP Semiconductors Reports Second Quarter 2020 Results
EINDHOVEN, The Netherlands, July 27, 2020 – NXP Semiconductors N.V. (NASDAQ: NXPI) today reported financial results for the second quarter 2020, ended June 28, 2020.

“NXP delivered second quarter revenue of $1.82 billion, an 18 percent decline from the year ago period, and modestly better than the mid-point of our guidance," said Kurt Sievers, NXP President and Chief Executive Officer. "Our Automotive end market was significantly impacted by the effects of the COVID-19 pandemic on the global macro-economic environment, though we did experience better than anticipated sequential trends in our other end markets. We are encouraged by the early positive trends we experienced in China and sales out of our distribution channel improved sequentially. We expect improved sales trends through the second half of this year, as a result of company specific program ramps and the ongoing stabilization of our end markets.”

Key Highlights
•Second-quarter revenue was $1.8 billion, down 18 percent year-on-year;
•Second-quarter GAAP gross margin was 47.3 percent, and GAAP operating margin was (8.0) percent;
•Second-quarter non-GAAP gross margin was 49.1 percent, and non-GAAP operating margin was 20.7 percent;
•Second-quarter cash flow from operations was $414 million, with net capex investments of $74 million, resulting in non-GAAP free cash flow of $340 million;
•On May 28, 2020, the NXP Board of Directors approved the payment of an interim dividend for the second quarter 2020 of $0.375 per ordinary share;
•In the second quarter of 2020 NXP returned $108 million to shareholders, primarily through previously announced dividend payments;
•On May 1, 2020, NXP issued unsecured notes for a total amount of $2 billion. The amount is split in 3 notes: $500 million with maturity 2025, $500 million matures in 2027 and the remaining $1 billion is a green bond that matures in 2030. Net proceeds were $1,985 million.

Summary of Reported Second Quarter 2020 ($ millions, unaudited) (1)

	Q2 2020	Q1 2020	Q2 2019	Q - Q	Y - Y
Total Revenue	$1,817	$2,021	$2,217	-10%	-18%
GAAP Gross Profit	$860	$997	$1,151	-14%	-25%
Gross Profit Adjustments (i)	$(32)	$(50)	$(30)
Non-GAAP Gross Profit	$892	$1,047	$1,181	-15%	-24%
GAAP Gross Margin	47.3%	49.3%	51.9%
Non-GAAP Gross Margin	49.1%	51.8%	53.3%
GAAP Operating Income / (Loss)	$(145)	$68	$157	-313%	-192%
Operating Income Adjustments (i)	$(521)	$(434)	$(483)
Non-GAAP Operating Income	$376	$502	$640	-25%	-41%
GAAP Operating Margin	(8.0)%	3.4%	7.1%
Non-GAAP Operating Margin	20.7%	24.8%	28.9%

Additional information
Automotive	$674	$994	$1,031	-32%	-35%
Industrial & IoT	$435	$376	$390	16%	12%
Mobile	$255	$247	$297	3%	-14%
Comm. Infra. & Other	$453	$404	$499	12%	-9%
DIO	120	113	100
DPO	71	83	67
DSO	24	28	32
Cash Conversion Cycle	73	58	65
Channel Inventory (months)	2.4	2.4	2.4
Financial Leverage (ii)	2.2x	2.1x	1.7x
1.Additional Information for the Second Quarter 2020:
i.For an explanation of GAAP to non-GAAP adjustments, please see “Non-GAAP Financial Measures”.
ii.Financial leverage is defined as net debt divided by trailing twelve months adjusted EBITDA.
•During the second quarter of 2020, NXP repurchased 0.04 million shares for a total cost of $3.9 million and paid cash dividends of $105 million.
•Weighted average number of diluted shares for the three-month period ended June 28, 2020 was 279.1 million and as the company reported a net loss, it excludes the incremental impact of dilutive potential common shares of 2.6 million shares.
•Cash paid for income taxes related to on-going operations was $16 million. Items not related to on-going operations resulted in additional cash payments of $9 million.

Guidance for the Third Quarter 2020: ($ millions) (1)

	Guidance Range
	GAAP			Reconciliation	non-GAAP
	Low	Mid	High		Low	Mid	High
Total Revenue	$1,900	$2,000	$2,100		$1,900	$2,000	$2,100
Q-Q	5%	10%	16%		5%	10%	16%
Y-Y	-16%	-12%	-7%		-16%	-12%	-7%
Gross Profit	$882	$950	$1,019	$(30)	$912	$980	$1,049
Gross Margin	46.4%	47.5%	48.5%		48.0%	49.0%	50.0%
Operating Income (loss)	$(105)	$(47)	$12	$(491)	$386	$444	$503
Operating Margin	-5.5%	-2.4%	0.6%		20.3%	22.2%	24.0%
Financial Income (expense)	$(100)	$(100)	$(100)	$(2)	$(98)	$(98)	$(98)
Note (1) Additional Information:

1.GAAP Gross Profit is expected to include Purchase Price Accounting (“PPA”) effects, $(21) million; Stock Based Compensation, $(9) million;
2.GAAP Operating Income (loss) is expected to include PPA effects, $(405) million; Stock Based Compensation, $(82) million; Merger related costs $(1) million; Restructuring and Other Incidentals, $(3) million;
3.GAAP Financial Income (expense) is expected to include Other financial expense $(2) million;
4.Net cash paid for income taxes related to on-going operations is expected to be approximately $(34) million;
5.Non-controlling interest is expected to be approximately $(3) million;
6.Weighted average diluted share count is expected to be approximately 284 million.

NXP has based the guidance included in this release on judgments and estimates that management believes are reasonable given its assessment of historical trends and other information reasonably available as of the date of this release. Please note, the guidance included in this release consists of predictions only, and is subject to a wide range of known and unknown risks and uncertainties, many of which are beyond NXP's control. The guidance included in this release should not be regarded as representations by NXP that the estimated results will be achieved. Actual results may vary materially from the guidance we provide today. In relation to the use of non-GAAP financial information see the note regarding "Non-GAAP Financial Measures" below. For the factors, risks, and uncertainties to which judgments, estimates and forward-looking statements generally are subject see the note regarding "Forward-looking Statements." We undertake no obligation to publicly update or revise any forward-looking statements, including the guidance set forth herein, to reflect future events or circumstances.

Non-GAAP Financial Measures

In managing NXP's business on a consolidated basis, management develops an annual operating plan, which is approved by our Board of Directors, using non-GAAP financial measures. In measuring performance against this plan, management considers the actual or potential impacts on these non-GAAP financial measures from actions taken to reduce costs with the goal of increasing our gross margin and operating margin and when assessing appropriate levels of research and development efforts. In addition, management relies upon these non-GAAP financial measures when making decisions about product spending, administrative budgets, and other operating expenses. We believe that these non-GAAP financial measures, when coupled with the GAAP results and the reconciliations to corresponding GAAP financial measures, provide a more complete understanding of the Company’s results of operations and the factors and trends affecting NXP’s business. We believe that they enable investors to perform additional comparisons of our operating results, to assess our liquidity and capital position and to analyze financial performance excluding the effect of expenses unrelated to operations, certain non-cash expenses and share-based compensation expense, which may obscure trends in NXP's underlying performance. This information also enables investors to compare financial results between periods where certain items may vary independent of business performance,and allow for greater transparency with respect to key metrics used by management.

These non-GAAP financial measures are provided in addition to, and not as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. The presentation of these and other similar items in NXP’s non-GAAP financial results should not be interpreted as implying that these items are non-recurring, infrequent, or unusual. Reconciliations of these non-GAAP measures to the most comparable measures calculated in accordance with GAAP are provided in the financial statements portion of this release in a schedule entitled “Financial Reconciliation of GAAP to non-GAAP Results (unaudited).” Please refer to the NXP Historic Financial Model file found on the Financial Information page of the Investor Relations section of our website at https://investors.nxp.com for additional information related to our rationale for using these non-GAAP financial measures, as well as the impact of these measures on the presentation of NXP's operations.

In addition to providing financial information on a basis consistent with U.S. generally accepted accounting principles (“GAAP”), NXP also provides the following selected financial measures on a non-GAAP basis: (i) Gross profit, (ii) Gross margin, (iii) Research and development, (iv) Selling, general and administrative, (v) Amortization of acquisition-related intangible assets, (vi) Other income, (vii) Operating income (loss), (viii) Operating margin, (ix) Financial Income (expense), (x) adjusted net income, adjusted EBITDA and trailing 12 month adjusted EBITDA, and (xi) free cash flow and free cash flow as a percent of Revenue. The non-GAAP information excludes the amortization of acquisition related intangible assets, the purchase accounting effect on inventory and property, plant and equipment, merger related costs (including integration costs), certain items related to divestitures, share-based compensation expense, restructuring and asset impairment charges, non-cash interest expense on convertible notes, extinguishment of debt, and foreign exchange gains and losses.

Conference Call and Webcast Information

NXP will host a conference call on [July 28, 2020 at 8:00 a.m. U.S. Eastern Daylight Time (EDT) (2:00 p.m. Central European Time)] to discuss its second quarter 2020 results and provide an outlook for the third quarter of 2020.

Interested parties may join the conference call by dialing 1 – 888 – 603 – 7644 (within the U.S.) or 1 – 484 – 747 - 6631 (outside of the U.S.). The participant pass-code is 8179044. To listen to a webcast of the event, please visit the Investor Relations section of the NXP website at
https://investors.nxp.com. The webcast will be recorded and available for replay shortly after the call concludes.

About NXP Semiconductors

NXP Semiconductors N.V. (NASDAQ: NXPI) enables secure connections for a smarter world, advancing solutions that make lives easier, better, and safer. As the world leader in secure connectivity solutions for embedded applications, NXP is driving innovation in the automotive, industrial & IoT, mobile, and communication infrastructure markets. Built on more than 60 years of combined experience and expertise, the company has approximately 29,000 employees in more than 30 countries and posted revenue of $8.88 billion in 2019. Find out more at www.nxp.com.

Forward-looking Statements

This document includes forward-looking statements which include statements regarding NXP’s business strategy, financial condition, results of operations, and market data, as well as any other statements which are not historical facts. By their nature, forward-looking statements are subject to numerous factors, risks and uncertainties that could cause actual outcomes and results to be materially different from those projected. These factors, risks and uncertainties include the following: the duration and spread of the COVID-19 outbreak, its severity, the actions to contain the virus or treat its impact, and how quickly and to what extent normal economic and operating conditions can resume; market demand and semiconductor industry conditions; the ability to successfully introduce new technologies and products; the demand for the goods into which NXP’s products are incorporated; trade disputes between the U.S. and China, potential increase of barriers to international trade and resulting disruptions to NXP's established supply chains; the ability to generate sufficient cash, raise sufficient capital or refinance corporate debt at or before maturity to meet both NXP's debt service and research and development and capital investment requirements; the ability to accurately estimate demand and match manufacturing production capacity accordingly or obtain supplies from third-party producers; the potential impact of the outbreak of COVID-19 on NXP's business, operations, results of operations, financial condition, workforce or the operations or decisions of customers, suppliers or business customers; the access to production capacity from third-party outsourcing partners and any events that might affect their business or NXP’s relationship with them including the outbreak of COVID-19 or the requirements to suspend activities with customers or suppliers because of changing import and export regulations; the ability to secure adequate and timely supply of equipment and materials from suppliers; the ability to avoid operational problems and product defects and, if such issues were to arise, to correct them quickly; the ability to form strategic partnerships and joint ventures and to successfully cooperate with alliance partners; the ability to win competitive bid selection processes; the ability to develop products for use in customers’ equipment and products; the ability to successfully hire and retain key management and senior product engineers; and, the ability to maintain good relationships with NXP's suppliers. In addition, this document contains information concerning the semiconductor industry and NXP’s market and business segments generally, which is forward-looking in nature and is based on a variety of assumptions regarding the ways in which the semiconductor industry and NXP's market and business segments may develop. NXP has based these assumptions on information currently available, if any one or more of these assumptions turn out to be incorrect, actual results may differ from those predicted. While NXP does not know what impact any such differences may have on its business, if there are such differences, its future results of operations and its financial condition could be materially adversely affected. There can be no assurances that a pandemic, epidemic or outbreak of a contagious diseases, such as COVID-19, will not have a material and adverse impact on our business, operating results and financial condition in the future. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak to results only as of the date the statements were made. Except for any ongoing obligation to disclose material information as required by the

United States federal securities laws, NXP does not have any intention or obligation to publicly update or revise any forward-looking statements after we distribute this document, whether to reflect any future events or circumstances or otherwise. For a discussion of potential risks and uncertainties, please refer to the risk factors listed in our SEC filings. Copies of our SEC filings are available on our Investor Relations website, www.nxp.com/investor or from the SEC website, www.sec.gov.

For further information, please contact:

Investors:         Media:
Jeff Palmer         Jacey Zuniga
jeff.palmer@nxp.com        jacey.zuniga@nxp.com
+1 408 518 5411         +1 512 895 7398

NXP-CORP

NXP Semiconductors
Table 1: Condensed consolidated statement of operations (unaudited)

($ in millions except share data)	Three months ended
	June 28, 2020	March 29, 2020	June 30, 2019

Revenue	$1,817	$2,021	$2,217
Cost of revenue	(957)	(1,024)	(1,066)
Gross profit	860	997	1,151
Research and development	(402)	(425)	(408)
Selling, general and administrative	(222)	(233)	(230)
Amortization of acquisition-related intangible assets	(380)	(381)	(355)
Total operating expenses	(1,004)	(1,039)	(993)
Other income (expense)	(1)	110	(1)
Operating income (loss)	(145)	68	157
Financial income (expense):
Extinguishment of debt	—	—	(10)
Other financial income (expense)	(96)	(78)	(79)
Income (loss) before income taxes	(241)	(10)	68
Benefit (provision) for income taxes	33	(2)	(21)
Results relating to equity-accounted investees	(1)	(1)	(1)
Net income (loss)	(209)	(13)	46
Less: Net income (loss) attributable to non-controlling interests	5	8	5
Net income (loss) attributable to stockholders	(214)	(21)	41

Earnings per share data:
Net income (loss) per common share attributable to stockholders in $
Basic	$(0.77)	$(0.08)	$0.15
Diluted	$(0.77)	$(0.08)	$0.14

Weighted average number of shares of common stock outstanding during the period (in thousands):
Basic	279,142	279,933	281,241
Diluted	279,142	279,933	285,088

NXP Semiconductors
Table 2: Condensed consolidated balance sheet (unaudited)

($ in millions)	As of
	June 28, 2020	March 29, 2020	June 30, 2019
ASSETS
Current assets:
Cash and cash equivalents	$3,266	$1,079	3,030
Accounts receivable, net	481	616	780
Assets held for sale	—	—	81
Inventories, net	1,228	1,227	1,144
Other current assets	240	327	396
Total current assets	5,215	3,249	5,431

Non-current assets:
Other non-current assets	760	712	706
Property, plant and equipment, net	2,312	2,397	2,397
Identified intangible assets, net	2,824	3,218	3,737
Goodwill	9,946	9,935	8,788
Total non-current assets	15,842	16,262	15,628

Total assets	21,057	19,511	21,059

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	729	895	770
Restructuring liabilities-current	25	26	53
Other current liabilities	889	910	983
Short-term debt	1,349	—	1,177
Total current liabilities	2,992	1,831	2,983

Non-current liabilities:
Long-term debt	8,004	7,366	7,361
Deferred tax liabilities	136	199	337
Other non-current liabilities	870	857	858
Total non-current liabilities	9,010	8,422	8,556

Non-controlling interests	193	222	195
Stockholders’ equity	8,862	9,036	9,325
Total equity	9,055	9,258	9,520

Total liabilities and equity	21,057	19,511	21,059

NXP Semiconductors
Table 3: Condensed consolidated statement of cash flows (unaudited)

($ in millions)	Three months ended
	June 28, 2020	March 29, 2020	June 30, 2019
Cash flows from operating activities:
Net income (loss)	$(209)	$(13)	$46
Adjustments to reconcile net income (loss) to net cash provided by (used for) operating activities:
Depreciation and amortization	543	540	506
Stock-based compensation	105	107	87
Amortization of discount (premium) on debt, net	(1)	—	11
Amortization of debt issuance costs	3	1	3
Net (gain) loss on sale of assets	—	(110)	1
(Gain) loss on extinguishment of debt	—	—	10
Results relating to equity-accounted investees	1	1	1
Deferred tax expense (benefit)	(81)	(75)	(30)
Changes in operating assets and liabilities:
(Increase) decrease in receivables and other current assets	224	27	31
(Increase) decrease in inventories	—	(35)	84
Increase (decrease) in accounts payable and other liabilities	(160)	64	(218)
(Increase) decrease in other non-current assets	(11)	4	(14)
Exchange differences	5	(4)	1
Other items	(5)	5	(2)
Net cash provided by (used for) operating activities	414	512	517

Cash flows from investing activities:
Purchase of identified intangible assets	(28)	(45)	(23)
Capital expenditures on property, plant and equipment	(75)	(143)	(106)
Proceeds from the disposals of property, plant and equipment	1	—	—
Purchase of interests in businesses, net of cash acquired	(11)	(10)	—
Proceeds from sale of interests in businesses	—	161	—
Purchase of investments	—	—	(15)
Proceeds from sale of investments	—	—	—
Net cash provided by (used for) investing activities	(113)	(37)	(144)

Cash flows from financing activities:
Repurchase of long-term debt	—	—	(553)
Proceeds from the issuance of long-term debt	2,000	—	1,750
Cash paid for debt issuance costs	(15)	—	(23)
Dividends paid to common stockholders	(105)	(105)	(71)
Proceeds from issuance of common stock through stock plans	8	29	5
Purchase of treasury shares and restricted stock unit withholdings	(3)	(355)	(645)
Net cash provided by (used for) financing activities	1,885	(431)	463

Effect of changes in exchange rates on cash positions	1	(10)	2
Increase (decrease) in cash and cash equivalents	2,187	34	838
Cash and cash equivalents at beginning of period	1,079	1,045	2,192
Cash and cash equivalents at end of period	3,266	1,079	3,030

Net cash paid during the period for:
Interest	104	53	78
Income tax	25	39	66
Net gain (loss) on sale of assets:
Cash proceeds from the sale of assets	—	161	—
Book value of these assets	—	(51)	—
Non-cash investing activities:
Non-cash capital expenditures	(24)	78	89

NXP Semiconductors
Table 4: Financial Reconciliation of GAAP to non-GAAP Results (unaudited)

($ in millions)	Three months ended
	June 28, 2020	March 29, 2020	June 30, 2019
Revenue	$1,817	$2,021	$2,217
GAAP Gross Profit	$860	$997	$1,151
PPA Effects	(20)	(36)	(20)
Restructuring	—	(3)	—
Stock Based Compensation	(11)	(11)	(10)
Merger-related costs	(1)	—	—
Non-GAAP Gross Profit	$892	$1,047	$1,181
GAAP Gross margin	47.3%	49.3%	51.9%
Non-GAAP Gross margin	49.1%	51.8%	53.3%
GAAP Research and development	$(402)	$(425)	$(408)
Restructuring	(6)	(4)	(5)
Stock based compensation	(39)	(40)	(34)
Merger-related costs	—	(1)	(2)
Non-GAAP Research and development	$(357)	$(380)	$(367)
GAAP Selling, general and administrative	$(222)	$(233)	$(230)
PPA effects	(2)	(2)	(2)
Restructuring	(2)	(4)	—
Stock based compensation	(55)	(56)	(43)
Merger-related costs	(2)	(3)	(8)
Other incidentals	(2)	(3)	(3)
Non-GAAP Selling, general and administrative	$(159)	$(165)	$(174)
GAAP amortization of acquisition-related intangible assets	$(380)	$(381)	$(355)
PPA effects	(380)	(381)	(355)
Non-GAAP amortization of acquisition-related intangible assets	$—	$—	$—
GAAP Other income (expense)	$(1)	$110	$(1)
Other incidentals	(1)	110	(1)
Non-GAAP Other income (expense)	$—	$—	$—
GAAP Operating income (loss)	$(145)	$68	$157
PPA effects	(402)	(419)	(377)
Restructuring	(8)	(11)	(5)
Stock based compensation	(105)	(107)	(87)
Merger-related costs	(3)	(4)	(10)
Other incidentals	(3)	107	(4)
Non-GAAP Operating income (loss)	$376	$502	$640
GAAP Operating margin	(8.0)%	3.4%	7.1%
Non-GAAP Operating margin	20.7%	24.8%	28.9%
GAAP Financial Income (expense)	$(96)	$(78)	$(89)
Non-cash interest expense on convertible notes	—	—	(11)
Foreign exchange gain (loss)	(2)	(1)	(4)
Gain (loss) on extinguishment of long-term debt	—	—	(10)
Other financial expense	(2)	(2)	(3)
Non-GAAP Financial income (expense)	$(92)	$(75)	$(61)

NXP Semiconductors
Table 5: Adjusted EBITDA and Free Cash Flow (unaudited)

($ in millions)	Three months ended
	June 28, 2020	March 29, 2020	June 30, 2019
Net income (loss)	$(209)	$(13)	$46
Reconciling items to adjusted net income
Financial (income) expense	96	78	89
(Benefit) provision for income taxes	(33)	2	21
Depreciation	136	133	128
Amortization	407	407	378
Adjusted net income	$397	$607	$662
Reconciling items to adjusted EBITDA
Results of equity-accounted investees	1	1	1
Purchase accounting effect on inventory	—	17	—
Restructuring	8	11	5
Stock based costs	105	107	87
Merger-related costs	3	4	10
Other incidental items	3	(107)	4
Adjusted EBITDA	$517	$640	$769
Trailing twelve month adjusted EBITDA	$2,802	$3,054	$3,150

($ in millions)	Three months ended
	June 28, 2020	March 29, 2020	June 30, 2019
Net cash provided by (used for) operating activities	$414	$512	$517
Net capital expenditures on property, plant and equipment	(74)	(143)	(106)
Non-GAAP free cash flow	$340	$369	$411
Non-GAAP free cash flow as percent of Revenue	19%	18%	19%